EXHIBIT 99.1

PR Contact:                     Amy Paladino, Avid, 781.772.1005, amy.paladino@avid.com
IR Contact:                      Tom Fitzsimmons, Avid, 978.640.3346, tom.fitzsimmons@avid.com

Avid Announces Results for Third Quarter 2011

BURLINGTON, MA— October 27, 2011—Avid® (NASDAQ: AVID) today reported revenues of $165.0 million for the three-month period ended September 30, 2011, compared to $165.1 million for the same period in 2010. The GAAP net loss for the third quarter was $8.0 million, or $0.21 per share, compared to a GAAP net loss of $10.0 million, or $0.26 per share, in the third quarter of 2010.   The revenue reported for the second quarter of 2011 was $161.3 million and the GAAP net loss was $11.9 million.

The GAAP net loss for the third quarter of 2011 and 2010 included amortization of intangible assets, stock-based compensation, gain on asset sales, legal settlements and acquisition-related costs, restructuring charges, and related tax adjustments collectively totaling $8.4 million and $11.6 million, respectively. Excluding these items, the non-GAAP net income for the third quarter of 2011 was $385 thousand, or $0.01 per share, compared to non-GAAP net income of $1.6 million, or $0.04 per share, for the third quarter of 2010.

“The third quarter results showed sequential improvement in revenue and profit,” said Gary Greenfield, chairman and CEO of Avid.  “We continue our sharp focus on providing our customers with the products and solutions that help them succeed.  In addition, we have taken actions which should accelerate improvement in our financial performance.”

Revenues for the nine-month period ended September 30, 2011 were $492.6 million, compared to revenues of $483.2 million for the same period in 2010. The GAAP net loss for the first nine months of 2011 was $25.0 million, or $0.65 per share, compared to a GAAP net loss of $36.4 million, or $0.96 per share, for the same period in 2010. The GAAP net loss for the nine-month period ended September 30, 2011 included $20.6 million of amortization of intangible assets, stock-based compensation, restructuring charges,  loss on asset sales, legal settlements and acquisition-related costs and related tax adjustments. Excluding these items, the non-GAAP net loss was $4.4 million, or $0.11 per share, for the first nine months of 2011.  The GAAP net loss for the nine-month period ended September 30, 2010 included $31.4 million of amortization of intangible assets, gain on asset sales, stock-based compensation, restructuring charges, legal settlements and acquisition-related costs and related tax adjustments. Excluding these items, the non-GAAP net loss was $5.0 million, or $0.13 per share, for the first nine months of 2010.

A reconciliation of GAAP to non-GAAP results is included in the tables attached to this release.

Conference Call
A conference call to discuss Avid’s third quarter 2011 financial results will be held today, October 27, 2011 at 4:30 p.m. ET. The call will be open to the public and can be accessed by dialing 719.457.2617 and referencing confirmation code 4569475. The call and subsequent replay will also be available on Avid’s website. To listen via this alternative, go to the Investors tab at www.avid.com for complete details prior to the start of the conference call.

Use of Non-GAAP Financial Measures
This press release contains “non-GAAP financial measures” under the rules of the U.S. Securities and Exchange Commission. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP.  Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP.  The reconciliation of the GAAP to non-GAAP financial measures that we provide is in the tables attached to this press release.

Management considers both GAAP and non-GAAP financial results in managing our business.  Non-GAAP financial measures are used internally, for example, in establishing annual operating budgets, in assessing operating performance and for measuring performance under incentive compensation plans. Non-GAAP financial measures are also used in operating and financial decision-making because we believe these measures reflect our ongoing business and allow meaningful period-to-period comparisons. We believe it is useful for investors and others to also review both GAAP and non-GAAP measures in order to understand and evaluate our current operating performance and future prospects in the same manner as management and to compare in a consistent manner the company’s current financial results with past financial performance. The primary limitations associated with our use of non-GAAP financial measures are that they may not include all items of income and expense that affect our operations and that the non-GAAP financial measures we use may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as non-GAAP net loss and non-GAAP net income, do not have  standardized meanings.  Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies.   We seek to compensate for this limitation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached to this press release.

Use of Forward-Looking Statements
The contents of this release are subject to the completion and filing of our Quarterly Report on Form 10-Q. This release includes forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. Statements in this press release that relate to future results or events are forward-looking statements and are based on Avid’s current estimates and assumptions.  Forward-looking statements may be identified by the use of forward-looking words, such as “anticipate,” “believe,” “should,” “estimate,” “expect,” “intend,” “confidence,” “may,” “plan,” “feel,” “could,” “will,” and “would,” or similar expressions. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors, including: Avid’s ability to execute on its corporate strategy and meet customer needs, including the ability to produce innovative products in response to changing market demand; competitive factors; fluctuations in Avid’s revenues, based on, among other things, Avid’s performance in particular geographies; general economic conditions and conditions within the rapidly evolving media industry specifically; and other risk factors and uncertainties disclosed previously and from time to time in Avid’s filings with the U.S. Securities and Exchange Commission. In addition, the forward-looking statements contained herein represent Avid’s estimates only as of today and should not be relied upon as representing the company’s estimates as of any subsequent date. While Avid may elect to update these forward-looking statements at some point in the future, Avid specifically disclaims any obligation to do so, even if the estimates change.

About Avid
Avid creates the digital audio and video technology used to make the most listened to, most watched and most loved media in the world – from the most prestigious and award-winning feature films, music recordings, television shows, live concert tours and news broadcasts, to music and movies made at home. Some of Avid’s most influential and pioneering solutions include Media Composer®, Pro Tools, Interplay®, ISIS®, VENUE, Sibelius®, System 5, and Avid® Studio. For more information about Avid solutions and services, visit www.avid.com, Flickr, Twitter and YouTube; connect with Avid on Facebook; or subscribe to Avid Industry Buzz.

© 2011 Avid Technology, Inc. All rights reserved. Product features, specifications, system requirements and availability are subject to change without notice.  All prices are MSRP for the U.S. and Canada only and are subject to change without notice.  Contact your local Avid office or reseller for prices outside the U.S. and Canada.  Avid, the Avid logo, Fast Track, M-Audio, Media Composer, Pro Tools, Interplay, ISIS, Sibelius, and Avid Studio are trademarks or registered trademarks of Avid Technology, Inc. or its subsidiaries in the United States and/or other countries. The Interplay name is used with the permission of the Interplay Entertainment Corp. which bears no responsibility for Avid products.  All other trademarks are the property of their respective owners.

AVID TECHNOLOGY, INC.
Condensed Consolidated Statements of Operations
(unaudited - in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Net revenues:
Products	$131,875	$134,231	$398,400	$397,044
Services	33,090	30,828	94,232	86,131
Total net revenues	164,965	165,059	492,632	483,175

Cost of revenues:
Products	60,048	64,421	187,663	193,527
Services	16,497	14,194	46,196	41,373
Amortization of intangible assets	685	745	2,036	2,657
Total cost of revenues	77,230	79,360	235,895	237,557

Gross profit	87,735	85,699	256,737	245,618

Operating expenses:
Research and development	28,960	28,929	89,386	89,348
Marketing and selling	45,411	43,199	136,273	129,419
General and administrative	13,240	19,698	43,458	48,179
Amortization of intangible assets	2,159	2,283	6,465	7,557
Restructuring and other costs, net	2,707	185	328	5,532
(Gain) loss on sales of assets	-	(1,527)	597	(1,527)
Total operating expenses	92,477	92,767	276,507	278,508

Operating loss	(4,742)	(7,068)	(19,770)	(32,890)

Interest and other income (expense), net	(503)	(30)	(1,571)	(132)
Loss before income taxes	(5,245)	(7,098)	(21,341)	(33,022)

Provision for income taxes, net	2,774	2,897	3,657	3,361

Net loss	($8,019)	($9,995)	($24,998)	($36,383)

Net loss per common share - basic and diluted	($0.21)	($0.26)	($0.65)	($0.96)

Weighted-average common shares outstanding - basic and diluted	38,511	38,045	38,386	37,826

AVID TECHNOLOGY, INC.
(unaudited - in thousands, except per share data)

Reconciliations of GAAP financial measures to Non-GAAP financial measures:

	Three Months Ended September 30, 2011

	Gross	Operating	Operating	Tax	Net
	Profit	Expenses	(Loss) Income	Provision	(Loss) Income
GAAP	$87,735	$92,477	($4,742)	$2,774	($8,019)

Amortization of intangible assets	685	(2,159)	2,844		2,844
Restructuring costs, net		(2,707)	2,707		2,707
Legal settlement and acquisition-related costs (a)		(163)	163		163
Tax adjustment				815	(815)
Stock-based compensation included in:
Cost of products revenues	168		168		168
Cost of services revenues	63		63		63
Research and development expenses		(435)	435		435
Marketing and selling expenses		(1,051)	1,051		1,051
General and administrative expenses		(1,788)	1,788		1,788
Non-GAAP	$88,651	$84,174	$4,477	$3,589	$385

Weighted-average shares outstanding - diluted					38,530

Non-GAAP net income per share - diluted					$0.01

	Three Months Ended September 30, 2010

	Gross	Operating	Operating	Tax	Net
	Profit	Expenses	(Loss) Income	Provision	(Loss) Income
GAAP	$85,699	$92,767	($7,068)	$2,897	($9,995)

Amortization of intangible assets	745	(2,283)	3,028		3,028
Restructuring and other costs, net		(185)	185		185
Legal settlement and acquisition-related costs (a)		(5,656)	5,656		5,656
Gain on sales of assets		527	(527)		(527)
Tax adjustment				399	(399)
Stock-based compensation included in:
Cost of products revenues	176		176		176
Cost of services revenues	287		287		287
Research and development expenses		(506)	506		506
Marketing and selling expenses		(1,078)	1,078		1,078
General and administrative expenses		(1,581)	1,581		1,581
Non-GAAP	$86,907	$82,005	$4,902	$3,296	$1,576

Weighted-average shares outstanding - diluted					38,065

Non-GAAP net income per share - diluted					$0.04

(a)	Represents costs included in general and administrative expenses

AVID TECHNOLOGY, INC.
(unaudited - in thousands, except per share data)

Reconciliations of GAAP financial measures to Non-GAAP financial measures:

	Nine Months Ended September 30, 2011

	Gross	Operating	Operating	Tax	Net
	Profit	Expenses	(Loss) Income	Provision	Loss
GAAP	$256,737	$276,507	($19,770)	$3,657	($24,998)

Amortization of intangible assets	2,036	(6,465)	8,501		8,501
Restructuring costs, net		(328)	328		328
Legal settlements and acquisition-related costs (a)		(555)	555		555
Loss on sales of assets		(597)	597		597
Tax adjustment				1,115	(1,115)
Stock-based compensation included in:
Cost of products revenues	417		417		417
Cost of services revenues	608		608		608
Research and development expenses		(1,334)	1,334		1,334
Marketing and selling expenses		(3,625)	3,625		3,625
General and administrative expenses		(5,783)	5,783		5,783
Non-GAAP	$259,798	$257,820	$1,978	$4,772	($4,365)

Weighted-average shares outstanding - diluted					38,386

Non-GAAP net loss per share - diluted					($0.11)

	Nine Months Ended September 30, 2010

	Gross	Operating	Operating	Tax	Net
	Profit	Expenses	Loss	Provision	Loss
GAAP	$245,618	$278,508	($32,890)	$3,361	($36,383)

Amortization of intangible assets	2,657	(7,557)	10,214		10,214
Restructuring and other costs, net (b)		(5,532)	5,532		5,532
Legal settlement and acquisition-related costs (a)		(6,425)	6,425		6,425
Gain on sales of assets		527	(527)		(527)
Tax adjustment				854	(854)
Stock-based compensation included in:
Cost of products revenues	562		562		562
Cost of services revenues	822		822		822
Research and development expenses		(1,704)	1,704		1,704
Marketing and selling expenses		(3,153)	3,153		3,153
General and administrative expenses		(4,373)	4,373		4,373
Non-GAAP	$249,659	$250,291	($632)	$4,215	($4,979)

Weighted-average shares outstanding - diluted					37,826

Non-GAAP net loss per share - diluted					($0.13)

(a)	Represents costs included in general and administrative expenses
(b)	Includes costs of $3.7 million related to exiting our former Tewksbury, Massachusetts headquarters lease

Revenue Summary:
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Video revenues	$98,443	$100,186	$289,325	$278,060
Audio revenues	66,522	64,873	203,307	205,115
Total net revenues	$164,965	$165,059	$492,632	$483,175

AVID TECHNOLOGY, INC.
Condensed Consolidated Balance Sheets
(unaudited - in thousands)

	September 30,	December 31,
	2011	2010
ASSETS:
Current assets:
Cash and cash equivalents	$33,652	$42,782
Accounts receivable, net of allowances of $13,277 and $17,149
at September 30, 2011 and December 31, 2010, respectively	92,904	101,171
Inventories	126,029	108,357
Deferred tax assets, net	1,081	1,068
Prepaid expenses	6,598	7,688
Other current assets	15,065	16,130
Total current assets	275,329	277,196

Property and equipment, net	57,063	62,519
Intangible assets, net	21,327	29,750
Goodwill	246,658	246,997
Other assets	10,788	10,109

Total assets	$611,165	$626,571

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
Borrowings under revolving credit facilities	$13,000	$0
Accounts payable	35,090	47,340
Accrued compensation and benefits	28,551	41,101
Accrued expenses and other current liabilities	32,200	40,986
Income taxes payable	4,570	4,640
Deferred revenues	52,752	40,585
Total current liabilities	166,163	174,652

Long-term liabilities	30,060	25,309
Total liabilities	196,223	199,961

Stockholders' equity:
Common stock	423	423
Additional paid-in capital	1,015,770	1,005,198
Accumulated deficit	(524,717)	(495,254)
Treasury stock at cost, net of reissuances	(83,612)	(91,025)
Accumulated other comprehensive income	7,078	7,268
Total stockholders' equity	414,942	426,610

Total liabilities and stockholders' equity	$611,165	$626,571

AVID TECHNOLOGY, INC.
Condensed Consolidated Statements of Cash Flows
(unaudited - in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Cash flows from operating activities:
Net loss	($8,019)	($9,995)	($24,998)	($36,383)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	7,817	8,529	23,538	25,026
Provision for doubtful accounts	75	295	534	285
Non-cash provision for restructuring	133	42	258	291
(Gain) loss on sales of assets	-	(1,527)	597	(1,527)
Gain on disposal of fixed assets	(4)	(24)	(10)	(70)
Compensation expense from stock grants and options	3,505	3,628	11,767	10,614
Non-cash interest expense	74	-	228	-
Unrealized foreign currency transaction (gains) losses	(2,502)	5,501	3,988	253
Changes in deferred tax assets and liabilities, excluding initial effects of acquisitions	-	(1,143)	(4)	(1,393)
Changes in operating assets and liabilities, excluding initial effects of acquisitions:
Accounts receivable	5,346	10,319	7,574	(7,202)
Inventories	3,767	(17,088)	(17,671)	(15,344)
Prepaid expenses and other current assets	489	1,763	778	7,032
Accounts payable	(9,637)	(7,088)	(12,262)	13,832
Accrued expenses, compensation and benefits, and other liabilities	(7,883)	(6,539)	(24,129)	(25,021)
Income taxes payable	1,822	3,257	(209)	2,290
Deferred revenues	4,649	(1,583)	16,464	6,763
Net cash used in operating activities	(368)	(11,653)	(13,557)	(20,554)

Cash flows from investing activities:
Purchases of property and equipment	(2,784)	(3,417)	(8,862)	(25,926)
Decrease (increase) in other long-term assets	102	(149)	(969)	(82)
Payments for business acquisitions, net of cash acquired	-	-	-	(27,008)
Purchases of marketable securities	-	-	-	(2,250)
Proceeds from sales of marketable securities	-	-	-	19,605
Proceeds from sales of assets	-	1,000	-	1,000
Net cash used in investing activities	(2,682)	(2,566)	(9,831)	(34,661)

Cash flows from financing activities:
Proceeds from (payments related to) the issuance of common stock under employee stock plans, net	404	261	1,753	(61)
Proceeds from revolving credit facilities	-	-	21,000	-
Payments on revolving credit facilities	-	-	(8,000)	-
Net cash provided by (used in) financing activities	404	261	14,753	(61)

Effect of exchange rate changes on cash and cash equivalents	(1,259)	1,526	(495)	(1,880)
Net decrease in cash and cash equivalents	(3,905)	(12,432)	(9,130)	(57,156)
Cash and cash equivalents at beginning of period	37,557	46,793	42,782	91,517
Cash and cash equivalents at end of period	$33,652	$34,361	$33,652	$34,361